Exhibit 99.2


Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the Quarterly Report of FARO Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002 (the "Report"), I, the undersigned Executive Vice President, Secretary, and Treasurer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gregory A. Fraser
----------------------
Gregory A. Fraser
November 12, 2002